UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2005

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01	Other Events.

On October 18, 2005, the Company announced that it now expects its transaction to separate the Company into two publicly traded entities will likely be completed by the end of 2005. The Company previously indicated the transaction was likely to be completed in the first quarter of 2006. A copy of the related press release, dated October 18, 2005, is filed herewith as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.	The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit
99	Press release of the Company, dated October 18, 2005, announcing updated timing of anticipated split completion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.
(Registrant)

By:	/s/ Michael D. Fricklas

	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: October 18, 2005

Exhibit Index

Exhibit Number	Description of Exhibit
99	Press release of the Company, dated October 18, 2005, announcing updated timing of anticipated split completion.